                                                                    Exhibit 10.9

                          JOINDER AGREEMENT AND WAIVER


         JOINDER AGREEMENT AND WAIVER dated as of October 26, 2001 by and among RMH TELESERVICES, INC., a Pennsylvania corporation (the "Company"), TEXAS MARGINS, LLC, a Nevada limited liability company ("TMLLC"), GLADSHARE I, LLC, a Nevada limited liability company ("Gladshare"), JFO I, LLC, a Nevada limited liability company ("JFO," and with TMLLC and Gladshare, the "New Investors"), the Investors listed on Exhibit A hereto (the "Initial Investors" and, with the New Investors, the "Investors"), and THINKEQUITY PARTNERS, LLC (the "Agent").

                                   WITNESSETH:
                                   -----------
         WHEREAS, pursuant to that certain Stock Purchase Agreement (the "Original Stock Purchase Agreement") dated as of September 28, 2001, the Company has issued to the Initial Investors 2,426,982 shares (the "Initial Investor Shares") of the common stock, no par value per share ("Common Stock"), of the Company and warrants (the "Initial Investor Warrants") to purchase 808,991 shares of Common Stock (the "Initial Investor Warrant Shares") and pursuant to that certain engagement letter between the Company and the Agent dated as of September 28, 2001 (the "Engagement Letter"), the Company has issued to the Agent warrants (the "Agent Warrants", and together with the Initial Investor Warrants, the "Initial Warrants") to purchase 121,349 shares of Common Stock (the "Agent Warrant Shares," and together with the Investor Warrant Shares, the "Initial Warrant Shares"); and

         WHEREAS, the Company, the Initial Investors and the Agent have entered into a Registration Rights Agreement dated of September 28, 2001 (the "Registration Rights Agreement"), pursuant to which the Company shall cause to be registered for sale the Initial Investor Shares and the Initial Warrant Shares, as well as shares of Common Stock issuable upon the exercise of any additional warrants issued to the Initial Investors pursuant to the Original Stock Purchase Agreement; and

         WHEREAS, the Company and the New Investors desire that the New Investors acquire 217,804 shares of Common Stock (the "New Investor Shares" and, with the Initial Investor Shares, the "Investor Shares") and warrants ("the New Warrants") to purchase 72,601 shares of Common Stock (the "New Warrant Shares") from the Company, all pursuant to substantially the same terms and conditions as set forth in the Original Stock Purchase Agreement and the Registration Rights Agreement and that the New Investors receive a placement fee equal to $100,000 and warrants to purchase an additional 10,890 shares of Common Stock, which additional warrants and shares shall for all purposes hereunder be included in the definition of New Warrants and New Warrant Shares, respectively, all in the respective amounts set forth on Exhibit B; and

         WHEREAS, the issuance of the Initial Investor Shares and the Initial Warrants was made, the issuance of the New Investor Shares and the New Warrants is now being made, and the issuance of the Initial Warrant Shares and the New Warrant Shares will be made, pursuant to the authority of the Board of Directors of the Company (the "Board") granted at a Special Meeting of the Board held on September 25, 2001 and further granted at a Special Meeting of the Board held on September 28, 2001; and

         WHEREAS, the Initial Investors and the Agent wish to acknowledge and consent to the sale and issuance of the New Investor Shares, the New Warrants and the New Warrant Shares by the Company to the New Investors.

     NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, and intending to be legally bound, the parties hereto hereby agree as follows:

          1.   Acknowledgement With Respect to Participation by the New
               --------------------------------------------------------
Investors. The Initial Investors and the Agent hereby agree and acknowledge
---------
that:

          (a) the issuance of the New Shares and the New Warrants to the New Investors, the issuance of the New Warrant Shares upon the exercise of the New Warrants and the execution and delivery by the New Investors and the Company of the Stock Purchase Agreement dated as of October __, 2001 by and among the New Investors and the Company (the "the New Stock Purchase Agreement") are hereby consented to by the Initial Investors and the Agent in all respects;

          (b) the issuance of the New Shares, the New Warrants and the New Warrant Shares (which for all purposes under this Joinder Agreement and Waiver shall be deemed to include any additional warrants (or shares of Common Stock issued pursuant to the exercise of such additional warrants) issued pursuant to the New Stock Purchase Agreement) shall not give rise to any rights of first refusal of the Initial Investors pursuant to Section 6 of, and shall be deemed not to be "New Securities" as defined in, the Original Stock Purchase Agreement;

          (c) the issuance of the New Shares and the New Warrants and the issuance of the New Warrant Shares upon the exercise of the New Warrants shall not be deemed to give rise to any anti-dilution rights whatsoever pursuant to any provisions regarding anti-dilution rights provided in the Initial Warrants; and

          (d) the issuance of the New Shares and the New Warrants and the issuance of the New Warrant Shares upon the exercise of the New Warrants shall not give rise to any rights under Section 10(l) of the Engagement Letter.

          2.   Pro-rata Right of First Refusal. The Company, the Initial
               -------------------------------
Investors and the New Investors hereby agree that the rights of first refusal of the Initial Investors pursuant to Section 6 of the Original Stock Purchase Agreement and the rights of the New Investors pursuant to Section 6 of the New Stock Purchase Agreement shall be pari passu among all of the Initial Investors and all of the New Investors together as one group, as if all the Initial Investors and all the New Investors had executed the Original Stock Purchase Agreement and that Sections 4, 6 and 7 of either the Original Stock Purchase Agreement or the New Stock Purchase Agreement shall not be amended unless both agreements are amended jointly upon the vote of Investors holding two-thirds of the Investor Shares.

          3.   Joinder to Registration Rights Agreement. The Company, the
               ----------------------------------------
Initial Investors, the Agent and the New Investors hereby agree that the New Investors shall be considered "Purchasers" and/or "Holders" under the Registration Rights Agreement, and that they are hereby added as parties to the Registration Rights Agreement, as if the Company, the Initial Investors, the Agent and the New Investors all had executed the Original Registration Rights Agreement as of September 28, 2001.

          4.   Additional Warrants. The Company, the Initial Investors and the
               -------------------
Agent hereby agree and acknowledge that the issuance of any additional warrants (the "Additional Warrants") (or the issuance of any Shares issuable upon the exercise of any such Additional Warrants) pursuant to the provisions of Section 4 of the Original Stock Purchase Agreement or Section 4 of the New Stock Purchase Agreement shall not give rise to any rights of first refusal under either of such Stock Purchase Agreements or be deemed to give rise to any anti-dilution rights whatsoever pursuant to any provisions regarding anti-dilution rights provided in any of the

Initial Warrants or the New Warrants.

          5.   Miscellaneous. This Agreement may be executed in any number of
               -------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. This Agreement shall be governed by and construed under the laws of the Commonwealth of Pennsylvania, without giving any effect to the choice of law or conflict of law provision of rule (whether of the Commonwealth of Pennsylvania or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the Commonwealth of Pennsylvania.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                               RMH TELESERVICES, INC.,


                                               By: /s/ Scot Brunke
                                                  -------------------------
                                                  Name:  Scot Brunke
                                                  Title: CFO

                                               NEW INVESTORS:

                                               TEXAS MARGINS, L.L.C.


                                               By: /s/ Martin Phillips
                                                  -------------------------
                                                  Name:  Martin Phillips
                                                  Title: Member

                                               GLADSHARE I, LLC


                                               By: /s/ Martin Phillips
                                                  -------------------------
                                                  Name:  Martin Phillips
                                                  Title: Member

                                               JFO I, LLC


                                               By: /s/ Ronald Jensen
                                                  -------------------------
                                                  Name:  Ronald Jensen
                                                  Title: Member

                                               INITIAL INVESTORS:

                                               ARDSLEY OFFSHORE FUND LIMITED

                                               By: /s/ Kevin M. McCormack
                                                  -------------------------
                                               Name:  Kevin M. McCormack
                                               Title: Agent


                                               ARDSLEY PARTNERS FUND I LP


                                               By: /s/ Kevin M. McCormack
                                                  -------------------------
                                               Name:  Kevin M. McCormack
                                               Title: Partner

                                               ARDSLEY PARTNERS FUND II LP


                                               By: /s/ Kevin M. McCormack
                                                  -------------------------
                                               Name:  Kevin M. McCormack
                                               Title: Partner


                                               ARDSLEY PARTNERS INSTITUTIONAL
                                               FUND LP


                                               By: /s/ Kevin M. McCormack
                                                  -------------------------
                                               Name:  Kevin M. McCormack
                                               Title: Partner


                                               AUGUSTA PARTNERS LP


                                               By: /s/ Kevin M. McCormack
                                                  -------------------------
                                               Name:  Kevin M. McCormack
                                               Title: Partner

                                       CONSTABLE CAPITAL

                                       By: /s/ D. Constable
                                          -------------------------
                                       Name:  D. Constable
                                       Title:

                                       SAFECO Common Stock Trust
                                       SAFECO Growth Opportunities Fund

                                       By: /s/ Ronald L. Spaulding
                                          -------------------------
                                       Name:  Ronald L. Spaulding
                                       Title: Vice President and Treasurer


                                       HH MANAGED ACCOUNT I LIMITED


                                       By: /s/ Kevin M. McCormack
                                          -------------------------
                                       Name:  Kevin M. McCormack
                                       Title: Agent


                                       POTOMAC CAPITAL PARTNERS, L.P.

                                       By: /s/ Paul J. Solit
                                          -------------------------
                                       Name:  Paul J. Solit
                                       Title: Managing Member of the General
                                              Partner

                                       RS PAISLEY PACIFIC MASTER FUND UNIT TRUST

                                       By: /s/ John L. Wallace
                                          -------------------------
                                       Name:  John L. Wallace
                                       Title: Portfolio Manager/ Mg. Director


                                       SAFECO Resources Series Trust
                                       Growth Opportunities Portfolio

                                       By: /s/ Ronald L. Spaulding
                                          -------------------------
                                       Name:  Ronald L. Spaulding
                                       Title: Vice President and Treasurer

                                       THE PAISLEY FUND, L.P.


                                       By: /s/ John L. Wallace
                                          -------------------------
                                       Name:  John L. Wallace
                                       Title: Portfolio Manager / Mg. Director


                                       WOODVILLE LLC

                                       By: /s/ Jeff Sowada
                                          -------------------------
                                       Name:  Jeff Sowada
                                       Title: Manager


                                       AGENT:

                                       THINKEQUITY PARTNERS, LLC


                                       By: /s/ John P. Flood
                                          -------------------------
                                       Name:  John P. Flood
                                       Title: Partner

                                   EXHIBIT B

                                                          Sale           Placement       Placement       State of
Investor Name         Closing ($)       Shares (#)     Warrants (#)     Warrants (#)      Fee ($)        Domicile
Gladshare 1, LLC     $  222,935          23,122            6,514             977         $ 10,616          Texas
Texas Margins, LLC   $  732,769          76,000           66,087           9,913         $ 34,894          Texas
JFO 1, LLC           $1,144,296         118,682                0               0         $ 54,490          Texas

Total                $2,100,000         217,804           72,601          10,890         $100,000